UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 6, 2019
                        (Date of earliest event reported)


                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
               (Exact name of registrant as specified in charter)


                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)


                         301 Commercial Road, Unit D
      000-54582                Golden, CO 80401                 46-5221947
--------------------   ---------------------------------    -------------------
   (Commission File    (Address of Principal Executive         (IRS Employer
       Number)              Offices and Zip Code)             Identification
                                                                  Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

         Title of         Trading              Name of each exchange
        each class        Symbol(s)             on which registered
       -----------        --------             --------------------
           None             N/A                         N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

Item 1.01.  Entry Into A Material Definitive Agreement.

     On June 6, 2019, United Cannabis Corporation (the "Company") signed an agreement to supply CBD isolate over the next 100 weeks to an unrelated third party.

     The Agreement provides that the purchase price for the CBD isolate may be adjusted by the mutual agreement of the parties. If either party requests a price adjustment in advance of the next week's purchase, and the other party does not agree to the adjustment, then the order for that week only will be cancelled.

     If the third party completes the purchase of the CBD isolate, the Company estimates that this contract will produce revenues over the next two years of approximately $42,000,000 for the Company.





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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNITED CANNABIS CORPORATION


Dated:  July 15, 2019               By:  /s/ John Walsh
                                         -------------------------------
                                         John Walsh
                                         Chief Financial Officer












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